CENTRAL SECURITIES CORPORATION

INTERIM REPORT TO STOCKHOLDERS

AS OF MARCH 31, 2012

To the Stockholders of

CENTRAL SECURITIES CORPORATION:

Financial data for the quarter ended March 31, 2012 and other pertinent information prepared by management without audit by independent auditors are submitted herewith.

Comparative net assets are as follows:

Mar. 31, 2012		Dec. 31, 2011	Mar. 31, 2011
Net assets	$608,761,276	$574,187,941	$641,510,070
Net assets per share of Common Stock	$26.57	$24.96	$28.16
Shares of Common Stock outstanding	22,909,636	23,005,136	22,779,391

Comparative operating results are as follows:
		Three months ended March 31,
		2012	2011
Net investment income		$2,557,961	$4,218,417
Per share of Common Stock		.11 *	.19 *
Net realized gain on sale of investments		4,568,660	7,187,103
Increase in net unrealized appreciation of investments		29,434,836	36,580,383
Increase in net assets resulting from operations		36,561,457	47,985,903

*	Per-share data are based on the average number of Common shares outstanding during the three-month period.

We are pleased to report that at the Corporation’s annual meeting on March 21, 2012, the stockholders elected six directors, ratified the selection of KPMG LLP as auditors of the Corporation for the year 2012, and approved the Corporation’s 2012 Incentive Compensation Plan. At the Board of Directors meeting on the same day, Donald G. Calder was elected Lead Independent Director of the Board.

In the quarter ended March 31, 2012, the Corporation repurchased 98,000 shares of its Common Stock at an average price of $20.85. The Corporation may from time to time purchase Common Stock in such amounts and at such prices as the Board of Directors may deem advisable in the best interests of stockholders. Purchases may be made on the NYSE Amex or in private transactions directly with stockholders.

Stockholders’ inquiries are welcome.

CENTRAL SECURITIES CORPORATION
WILMOT H. KIDD, President

630 Fifth Avenue
New York, NY 10111
April 18, 2012

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PRINCIPAL PORTFOLIO CHANGES
January 1 to March 31, 2012
(Common Stock unless specified otherwise)
(unaudited)

	Number of Shares
	Purchased		Sold	Held March 31, 2012
Agilent Technologies, Inc.			10,000	690,000
Analog Devices, Inc.			10,000	710,000
Carlisle Companies Inc.			50,000	—
GeoMet, Inc. Series A Convertible
Redeemable Preferred Stock	7,430	(a)		245,220
Intel Corporation			10,000	1,490,000
NewStar Financial, Inc.			36,094	—
Roper Industries, Inc.			30,000	150,000
Tesco PLC ADR	400,000			400,000
Vodafone Group PLC ADR			70,000	200,000

(a) Received as a dividend.

TEN LARGEST INVESTMENTS
March 31, 2012
(unaudited)

	Cost	Value	Percent of Net Assets	Year First Acquired
	(millions)
The Plymouth Rock Company, Inc.	$2.2	$167.8	27.6%	1982
Coherent, Inc.	22.0	46.7	7.7	2007
Intel Corporation	16.3	41.9	6.9	1986
Agilent Technologies, Inc.	15.2	30.7	5.0	2005
Analog Devices, Inc.	10.9	28.7	4.7	1987
Brady Corporation	2.0	23.9	3.9	1984
Convergys Corporation	24.8	22.7	3.7	1998
The Bank of New York Mellon Corporation	18.3	22.3	3.7	1993
CEVA, Inc.	9.2	19.3	3.2	2009
Precision Castparts Corporation	10.0	17.3	2.8	2008

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BOARD OF DIRECTORS

Wilmot H. Kidd, Chairman
Donald G. Calder, Lead Independent Director
Simms C. Browning
David C. Colander
Jay R. Inglis
C. Carter Walker, Jr.

OFFICERS

Wilmot H. Kidd, President
Marlene A. Krumholz, Vice President and Secretary
Andrew J. O’Neill, Vice President
Lawrence P. Vogel, Vice President and Treasurer

OFFICE

630 Fifth Avenue
New York, NY 10111
212-698-2020
866-593-2507 (toll-free)
www.centralsecurities.com

TRANSFER AGENT AND REGISTRAR

Computershare Trust Company, N.A.
P. O. Box 43069, Providence, RI 02940-3069
800-756-8200
www.computershare.com

CUSTODIAN

UMB Bank, n.a.
Kansas City, MO

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP
New York, NY

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